Exhibit 10.1

                                 PROMISSORY NOTE



$400,000                          Dallas, Texas                 January 31, 2005



         For value received, MILLENNIA, INC., a Nevada corporation, makes this note and promises to pay to PAM J. HALTER, or order, the principal sum of $400,000, with interest on the unpaid principal balance of this Note from the date hereof.

         Principal and interest at the rate of 6% per annum are payable upon demand by Payee. Matured, unpaid principal shall bear simple interest at the rate of twelve percent (12%) per annum from fifteen days after the date of maturity until paid.

         Time is of the essence of this note. The failure to pay any installment of principal or interest when due gives the holder of the note the right to declare the entire unpaid principal and all earned interest due and payable immediately.

         Maker of this note, retains the right to prepay the principal in whole or in part before its due date. Any prepayment will be credited first on interest then due, and the balance on principal. Interest will cease on the principal so credited, except that no prepayment shall relieve me as the Maker from the obligation to pay principal and interest on each successive regular monthly installment date following prepayment until all of the unpaid principal with interest has been paid in full.

         Maker, and any sureties, guarantors, and endorsers of this note, all waive demand, presentment for payment, notice of dishonor, protest and notice of protest, diligence in collecting or in bringing suit against any party, and agree to all extensions and partial payments, with or without notice, before or after maturity.

         If, after maturity, this note is placed in the hands of an attorney for collection, or if it is collected through judicial proceedings, Maker agrees to pay the holder of this note reasonable attorneys' fees and all costs and other expenses incurred by the holder in enforcing the terms of this note.

         It is the intention of the parties hereto to conform strictly to the usury laws now in force in the State of Texas. Accordingly, notwithstanding anything to the contrary in this Note, or in any other instrument or agreement entered into in connection with or as security for this Note, it is agreed as follows:

         (1) The aggregate of all charges which constitute interest under the laws of the State of Texas that are contracted for, or chargeable, or receivable under this Note, or under any of the other aforesaid instruments or agreements, or otherwise in connection with this Note, shall under no circumstances exceed the maximum amount of interest permitted by law, and any excess shall be deemed a mistake in


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         D. Any  representation  or  warranty  made by  Pledgor  in this  Pledge
Agreement, the Agreement or in any other agreement, certificate, financial or other statement furnished by Pledgor pursuant hereto or in connection herewith is untrue in any material respect as of the date made or furnished.

         SECTION 5. REMEDIES OF SECURED PARTY. Upon the happening of any Event of Default specified herein, and at any time thereafter, at the option of the holder thereof, the Note shall become immediately due and payable without presentment, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, protest, notice of dishonor, or any other notice whatsoever to Pledgor, and Secured Party shall have and may exercise with reference to the Collateral and Notes any and all of the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Texas, and as otherwise granted herein or under any other applicable law (all of which rights and remedies shall be cumulative), including, without limitation, the right to sell the Pledged Securities, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash or on credit, or for future delivery without assumption of any credit risk, and at such price or prices as Secured Party may deem satisfactory.

         Secured Party may be the purchaser of all or any part of the Collateral and/or the Pledged Securities so sold at any public sale (or if the Pledged Securities is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim or right of whatever kind. Secured Party is hereby authorized at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Securities to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Pledged Securities. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely free from any claim or right of whatever kind.

         Secured Party shall give Pledgor ten days' written notice of its intention to make any such public or private sale or sale at broker's board or on a securities exchange. Such notice, in the case of a public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the purchase price is paid by the purchaser thereof, but Secured Party shall not incur any liability due to any failure of such purchaser to take up and pay for the Pledged Securities so sold and, upon such failure, such Pledged Securities may again be


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sold upon like notice.  Instead of exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral and/or Pledged Securities, or any part thereof; under a judgment or decree of a court or courts of competent jurisdiction.

         Secured Party is hereby granted the right, after the occurrence of an Event of Default, to transfer at any time to itself or its nominee the Pledged Securities, or any part thereof, and thereafter to exercise all voting rights with respect to any such Pledged Securities so transferred and to receive the proceeds, payments, moneys, income or benefits attributable or accruing thereto and to hold the same as security for the Note, or at Secured Party's election, to apply such amounts to the Note, whether or not then due, in such order as Secured Party may elect, or, Secured Party may, at its option, without transferring such Pledged Securities to its nominee, exercise all voting rights with respect to the Pledged Securities and vote all or any part of the Pledged Securities at any regular or special meeting of shareholders.

         SECTION 6. MISCELLANEOUS.

         A. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against prior parties

         B. No delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         C. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Pledge Agreement, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by such laws.

         D. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. The rights and remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of Secured Party.

         E. The security interest hereby granted and all the terms and provisions hereof shall continue in full force and effect, and all the terms and provisions hereof shall remain effective as between the parties, until the repayment by Pledgor of the Notes.

F. This Pledge Agreement and the security interest herein granted are in addition to, and not in substitution, novation or discharge of, any and all prior or contemporaneous agreements and security interests in favor of Secured Party or assigned to Secured Party by Pledgor. All rights, powers and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of this Pledge Agreement shall govern and control.

         G. Any provision of this Pledge Agreement found to be invalid under the laws of the State of Texas, or any other state having jurisdiction or other


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applicable  law, shall be invalid only with respect to the offending  provision.
All words used herein shall be construed of such gender or number as the circumstances require. The laws of the State of Texas and, as applicable, the laws of the United States of America, shall govern this Pledge Agreement, its construction, interpretation and enforcement. H. This Pledge Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first above written.

                                                   PLEDGOR:

                                                   MILLENNIA, INC.

                                                   By: /s/ Kevin B. Halter
                                                      --------------------------
                                                      Kevin B. Halter, President



                                                   SECURED PARTY:

                                                    /s/ Pam J. Halter
                                                   -----------------------------
                                                   PAM J. HALTER












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